UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - June 15, 2007

Commission File Number: 000-32745

SHEARSON FINANCIAL NETWORK
(Exact name of registrant as specified in its charter)

Nevada	88-0471353
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2470 St. Rose Parkway, Suite 314
Henderson, Nevada 89074

(Address of principal executive offices, including zip code)

(702) 868-7900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SHEARSON FINANCIAL NETWORK, INC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2007 Shearson Financial Network, Inc. (the “Company”), filed a certificate of change pursuant to NRS 78.209 with the Secretary of State of the State of Nevada (the “Certificate of Change”). Pursuant to the Certificate of Change the Company increased its authorized common shares from 500,000,000 to 1,000,000,000 shares. Additionally, pursuant to the Certificate of Change, as of June 15, 2007, the number of the Company’s issued and outstanding shares of the Company’s common stock was increased from 316,120,939, $0.001 par value, to 632,241,878 shares, $0.001 par value.

Item 9.01	Financial Statements, Financial Information and Exhibits.

(d) Exhibits
3.3	Certificate of Change Pursuant to NRS 78.209.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: June 19, 2007	SHEARSON FINANCIAL NETWORK

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer